Exhibit 10.1

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (“Fifth Amendment”) is dated for reference purposes only as of May 29, 2015, by and between GI TC ONE WILSHIRE, LLC, a Delaware limited liability company (“Landlord”), and CORESITE ONE WILSHIRE, L.L.C., a Delaware limited liability company (formerly known as CRG West One Wilshire, L.L.C.) (“Tenant”).

R E C I T A L S:

A.                                    Hines REIT One Wilshire L.P., a Delaware limited partnership (“Hines”) and Tenant entered into that certain Lease dated as of August 1, 2007 (the “Original Lease”), as amended by that certain:  (i) First Amendment to Lease dated as of May 1, 2008 (the “First Amendment”) between Hines and Tenant; (ii) Second Amendment to Lease dated as of November 5, 2009 (the “Second Amendment”) between Hines and Tenant; (iii) Third Amendment to Lease dated as of June 15, 2011 (the “Third Amendment”) between Hines and Tenant; and (iv) Fourth Amendment to Lease dated as of January 9, 2013 (the “Fourth Amendment”) between Hines and Tenant.

B.                                    The Original Lease, the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment are collectively referred to herein as the “Existing Lease.”

C.                                    Pursuant to the Existing Lease, Tenant is currently leasing from Landlord certain space referred to in the Fourth Amendment as the “Existing Premises” and consisting of approximately 162,122 rentable square feet within that certain office building located at 624 S. Grand Avenue, Los Angeles, California (the “Building”).

D.                                    References to “the Lease” in this Fifth Amendment, and, following the date on which both Landlord and Tenant have executed and delivered this Fifth Amendment (the “Fifth Amendment Date”), references to “this Lease” in the Original Lease and references to “the Lease” in the Existing Lease, shall all mean and refer to the Existing Lease, as amended by this Fifth Amendment.

E.                                     Landlord and Tenant now desire to amend the Existing Lease to (i) modify the Extension Premises and Remainder Premises (as defined in the Fourth Amendment), and (ii) modify various terms and provisions of the Existing Lease, all as hereinafter provided.

A G R E E M E N T:

NOW, THEREFORE, in consideration of the foregoing Recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Capitalized Terms.  Except as otherwise expressly provided herein to the contrary, all capitalized terms used in this Fifth Amendment shall have the meaning given such terms in the Existing Lease.

2.                                      Modification of Extension Premises and Remainder Premises.  Effective as of the Fifth Amendment Date retroactively to the Amendment Date (as defined in the Fourth Amendment, the “Fourth Amendment Date”), the Fourth Amendment is amended as follows:

(i)                                     The definition of “Extension Premises”, is revised to mean those portions of the Existing Premises described on Exhibit A attached to this Fifth Amendment, which Exhibit A replaces and supersedes Exhibit A attached to the Fourth Amendment;

(ii)                                  The definition of “Remainder Premises” is revised to mean those portions of the Existing Premises described on Exhibit B attached to this Fifth Amendment, which Exhibit B replaces and supersedes Exhibit B attached to the Fourth Amendment;

(iii)                               The definition of “F-2 Suites” is revised to mean any of the suites listed on Exhibit F-2 attached to this Fifth Amendment, which Exhibit F-2 replaces and supersedes Exhibit F-2 attached to the Fourth Amendment;

(iv)                              The last sentence of Section 4 of the Fourth Amendment is deleted and replaced with the following:  “As an example only for the convenience of the parties:  if Tenant does not exercise the RP Extension Option, then Tenant’s Share during the Extended Term shall be 20.69%, calculated as (A) 136,857 rentable square feet of the Extension Premises (reflecting the exclusion of the Storage Space), divided by (B) 661,553 rentable square feet of the Building, stated as a percentage rounded to two decimal places.”; and

(v)                                 The last sentence of Section 7.1 of the Fourth Amendment is deleted and replaced with the following:  “Unless otherwise agreed to in writing by Landlord and Tenant, an “RP Identified Portion” is defined as the Remainder Premises, less any or all of the following space:  (a) Suite 1717; and/or (b) all portions of the Remainder Premises leased by Tenant on a particular floor of the Building.”

3.                                      Parking.  The calculation of the number of Parking Spaces that Tenant has the right to use during the Extended Term is described in Section 8.2.3 of the Fourth Amendment.  As an example only for the convenience of the parties with respect to such calculation:  if Tenant does not exercise the RP Extension Option, then the number of Parking Spaces that Tenant shall have the right to use under the Lease during the Extended Term shall equal 62 Parking Spaces, calculated as 4.55 x 136,857 rentable square feet of the Extension Premises ÷ 10,000, with (A) 45 of such Parking Spaces as unreserved covered (non-tandem) parking spaces, and (B) 17 of such Parking Spaces as reserved covered (non-tandem) parking spaces.

4.                                      Conduits.

4.1                               4/7 Additional Conduits and 3014 Conduit.  Effective as of the Fifth Amendment Date retroactively to the Fourth Amendment Date:  (i) the 4/7 Additional Conduits and the 3014 Conduit are part of the Extended Conduits and thus part of the Amendment Conduits for all purposes; (ii) the Additional Conduit Term with respect to the 4/7 Additional Conduits will expire on the Extended Term Expiration Date; (iii) the Fourth Amendment Conduit Term for the 3014 Conduit is the same as the Fourth Amendment Conduit Term for the other Fourth Amendment Conduits, and thus commenced on January 1, 2013, and will expire on the Extended Term Expiration Date, subject to extension pursuant to the Fourth Amendment; and (iv) Section 10.4.4 of the Fourth Amendment is deleted in its entirety.

4.2                               Fifth Amendment Conduits.

4.2.1                     4/823 and 4/1010 Conduits.  During the period (the “4/823 and 4/1010 Conduit Term”) commencing retroactively as of December 1, 2014, and expiring on the Extended Term Expiration Date, Tenant shall have the right to install, and, after installation, the exclusive right to use, the following conduit and innerduct for the purposes of installing and maintaining therein telecommunications cabling and/or wiring (collectively, the “4/823 and 4/1010 Conduits”):  (i) one, two inch (2”) conduit running from the 4th Floor Space to Suite 823 (conduit Id No. 3023); and (ii) one, one inch (1”) innerduct within a conduit or conduits designated by Landlord and running from the 4th Floor Space to Suite 1010.  The first sentence of the second paragraph of Section 6.9.10 of the Original Lease shall not apply with respect to the 4/823 and 4/1010 Conduits, and during the 4/823 and 4/1010 Conduit Term, Tenant shall pay to Landlord rent for the right to use each of the 4/823 and 4/1010 Conduits (regardless of whether the applicable 4/823 and 4/1010 Conduit is actually used by Tenant) equal to $500.00 per month for each such 4/823 and 4/1010 Conduit, which monthly rents shall be (A) increased as of December 1, 2015 and each December 1 thereafter at the rate of 3% per annum on a cumulative, compounded basis, and (B) payable in advance on or before the first (1st) day of each month during the 4/823 and 4/1010 Conduit Term.

4.2.2                     4/27 Conduits.  During the period (the “4/27 Conduit Term”) commencing on May 1, 2015, and expiring on the Extended Term Expiration Date, Tenant shall have the right to install, and, after installation, the exclusive right to use, two, four inch (4”) conduits (conduit Id Nos. 3021 and 3022) running from the 4th Floor Space to the 27th floor of the Building for the purposes of installing and maintaining therein telecommunications cabling and/or wiring (collectively, the “4/27 Conduits”).  The first sentence of the second paragraph of Section 6.9.10 of the Original Lease shall not apply with respect to the 4/27 Conduits, and during the 4/27 Conduit Term, Tenant shall pay to Landlord rent for the right to use each 4/27 Conduit (regardless of whether the applicable 4/27 Conduit is actually used by Tenant) equal to $5,000.00 per month for each 4/27 Conduit, which monthly rents shall be (i) increased as of May 1, 2016 and each May 1 thereafter at the rate of 3% per annum on a cumulative, compounded basis, and (ii) payable in advance on or before the first (1st) day of each month during the 4/27 Conduit Term.

4.2.3                     4/805 Conduits.  During the period (the “4/805 Conduit Term”) commencing on June 1, 2015, and expiring on the Extended Term Expiration Date, Tenant shall have the right to install, and, after installation, the exclusive right to use, one four inch (4”) conduit (conduit Id No. 3024) running from the 4th Floor Space to Suite 805 for the purposes of installing and maintaining therein telecommunications cabling and/or wiring (the “4/805 Conduit” and together with the 4/823 and 4/1010 Conduits and the 4/27 Conduits, the “Fifth Amendment Conduits”).  The first sentence of the second paragraph of Section 6.9.10 of the Original Lease shall not apply with respect to the 4/805 Conduit, and during the 4/805 Conduit Term, Tenant shall pay to Landlord rent for the right to use the 4/805 Conduit (regardless of whether the 4/805 Conduit is actually used by Tenant) equal to $1,000.00 per month, which monthly rent shall be (i) increased as of June 1, 2016 and each June 1 thereafter at the rate of 3% per annum on a cumulative, compounded basis, and (ii) payable in advance on or before the first (1st) day of each month during the 4/805 Conduit Term.

4.2.4                     General Terms.  The Fifth Amendment Conduits, and any wiring or cabling installed therein, shall be installed by Tenant at Tenant’s sole cost and expense in accordance with Sections 6.9 and 8.1 of the Original Lease.  The Fifth Amendment Conduits shall be deemed to be part of the Supplemental Equipment and the area of the Building in which the Fifth Amendment Conduits are located shall be deemed to be part of the Supplemental Areas.  Except as provided in this Section 4.2, all of the TCCs related to the Supplemental Equipment and Supplemental Areas shall apply with respect to the Fifth Amendment Conduits (including, without limitation, the Special Use Conditions set forth in Section 2.1 of the Summary, and Section 6.9 of the Original Lease).  In addition, the Fifth Amendment Conduits shall be deemed Amendment Conduits for all purposes under Section 10.4 of the Fourth Amendment.  Effective as of the Fifth Amendment Date, the phrase “and/or the 4/823 and 4/1010 Conduit Term and/or the 4/27 Conduit Term and/or the 4/805 Conduit Term” is added after the phrase “and/or the Fourth Amendment Conduit Terms” in the 3rd line of Section 10.4.2 of the Fourth Amendment.

5.                                      Third Floor Roof Equipment.  Effective as of the Fifth Amendment Date retroactively to January 1, 2015, (i) the fourth page of Exhibit B to the Original Lease entitled “3RD FLOOR ROOF EQUIPMENT” is deleted and replaced by the schematic attached as Exhibit C to this Fifth Amendment (the “New 3rd Floor Roof Exhibit”), and (ii) Tenant shall have no right to use any equipment at or locations on the 3rd floor roof other than those identified on the New 3rd Floor Roof Exhibit.

6.                                      CASp.  For purposes of Section 1938 of the California Civil Code, Landlord hereby discloses to Tenant, and Tenant hereby acknowledges, that the Existing Premises have not undergone inspection by a Certified Access Specialist (CASp).

7.                                      Landlord’s Addresses.  Effective as of the Fifth Amendment Date:

(i)                                     Landlord’s address for purposes of Notices is:

GI TC One Wilshire, LLC
c/o Hines Interests Limited Partnership
624 South Grand Avenue, Suite 2435
Los Angeles, California 90017
Attention:  Property Manager

With a copy to:

GI TC One Wilshire, LLC
c/o GI Partners
188 The Embarcadero, Suite 700
San Francisco, California 94105
Attention:  TechCore Asset Management

(ii)                                  Landlord’s address for purposes of payment of Rent is:

GI TC One Wilshire, LLC
P.O. Box 8446644
Los Angeles, CA  90084-4664

8.                                      Brokers.  Landlord and Tenant each represents and warrants to the other that:  (i) it has had no dealings with any real estate broker or agent in connection with the negotiation and execution of this Fifth Amendment other than (a) Hines Interests Limited Partnership (“Hines Interests”) representing Landlord (whose commissions, if any, shall be paid by Landlord pursuant to a separate agreement between Landlord and Hines Interests) and (b) CoreSite Realty Corporation (“CS Realty”) representing Tenant (whose commissions, if any, shall be paid by Tenant pursuant to a separate agreement between Tenant and CS Realty); and (ii) it knows of no other real estate broker or agent who is entitled to a commission in connection with this Fifth Amendment.  Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments and costs and expenses (including, without limitation, reasonable attorneys’ fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of the breach by the indemnifying party of any of such indemnifying party’s representations, warranties and/or covenants set forth above in this Section 8.

9.                                      No Further Modification.  Except as set forth in this Fifth Amendment, all of the terms and provisions of the Existing Lease shall remain unmodified and in full force and effect.

10.                               Counterparts.  This Fifth Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument.

SIGNATURE PAGE CONTINUED ON NEXT PAGE

IN WITNESS WHEREOF, this Fifth Amendment has been executed by each of the parties as of the day and year written immediately below their respective signatures.

“LANDLORD”	GI TC ONE WILSHIRE, LLC,
a Delaware limited liability company

	By:	/s/ Tony Lin
	Name:	Tony Lin
	Its:	Authorized Person

	Date:	June 3, 2015

“TENANT”	CORESITE ONE WILSHIRE, L.L.C.,
a Delaware limited liability company

	By:	/s/ Tom Ray
	Name:	Tom Ray
	Its:	President

	Date:	May 29, 2015

EXHIBIT A

EXTENSION PREMISES

The Extension Premises consists of the following, each as defined in the Original Lease, except as otherwise indicated:

(A)          P-1

(B)          P-2

(C)          P-5

(D)          Suite 105

(E)           Suite 110

(F)           Suite 130

(G)          Suite 220

(H)          Suite 240

(I)            Suite 250

(J)            Suite 710

(K)          Suite 805

(L)           Suites 805A and 805B located on the 8th floor of the Building and containing, collectively, approximately 314 rentable square feet (“Suites 805 A and B”)

(M)         Suite 823

(N)          Suite 823B

(O)          Suite 825

(P)           Suite 830

(Q)          Suite 1010

(R)          Suite 1014

(S)           Suite 1100

(T)           Suite 1130

(U)          Suite 1140

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(V)          Suite 1220

(W)         Suite 1221

(X)          Suite 1900

(Y)          Suite 2700

(Z)           Suite 2800

(AA)       Suite 2860

(BB)       Suite 3100

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EXHIBIT B

REMAINDER PREMISES

The Remainder Premises consists of the following, each as defined in the Original Lease:

(A)          Suite 700

(B)          Suite 900

(C)          Suite 901

(D)          Suite 902

(E)           Suite 905

(F)           Suite 930

(G)          Suite 1717

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Exhibit F-2

Power Surrendered with Certain Suites

	Column B	Column C	Column D	Column A
Suite(s)	Applicable Riser	Applicable Generator	Riser Power Surrendered (in amps)	Generator Power Surrendered (in amps)

700	U4	Generator No. 6	499	499
900 and 905	DS3U1	Generator No. 1	135	135

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EXHIBIT C

3rd Floor Roof Equipment

See attached.

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1ST & 2ND FLOOR
COOLING TOWERS
U5 BUS SWITCH GEAR
MUX ROOM CONDENSER UNITS
9th FLOOR IDC EQUIPMENT
U5 SWITCH GEAR
DS03U1

3rd Floor Roof

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